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                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
                         11 3/4% SENIOR NOTES DUE 2004
                              IN EXCHANGE FOR NEW
                         11 3/4% SENIOR NOTES DUE 2004
                  REGISTERED UNDER THE SECURITIES ACT OF 1993
                                       OF

                          RENAISSANCE COSMETICS, INC.

     Registered holders of outstanding 11 3/4% Senior Notes due 2004 (the "Existing Notes") who wish to tender their Existing Notes in exchange for a like principal amount of new 11 3/4% Senior Notes due 2004 (the "New Notes") and whose Existing Notes are not immediately available or who cannot deliver their Existing Notes and Letter of Transmittal (and any other documents required by the letter of Transmittal) to United States Trust Company of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or letter to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering Existing Notes" in this Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

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
By Mail:                        By Hand:                        By Overnight Mail or Courier:
United States Trust             United States Trust             United States Trust
Company of New York             Company of New York             Company of New York
P.O. Box 844 -- Cooper          111 Broadway -- Lower Level     770 Broadway, 13th Floor
Station                         New York, NY 10006              New York, NY 10003
New York, NY 10276              Attn: Corporate Trust           Attn: Corporate Trust
Attn: Corporate Trust           Services                        Services
Services
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                             For Information, call:
                                 (800) 548-6565
                              Fax: (212) 420-6152

     Delivery of this Note of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentleman:

     The undersigned hereby tenders the principal amount of Existing Notes indicated below, upon the terms and subject to the conditions contained in the
Prospectus dated           , 1997 of Renaissance Cosmetics, Inc. (the
"Prospectus"), receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED

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
           NAME AND ADDRESS OF
         REGISTERED HOLDER AS IT
          APPEARS ON THE 11 3/4%
             SENIOR NOTES DUE               CERTIFICATE NUMBER(S)    AGGREGATE PRINCIPAL    PRINCIPAL AMOUNT
         2004 ("EXISTING NOTES")              OF EXISTING NOTES     AMOUNT REPRESENTED BY     OF EXISTING
              (PLEASE PRINT)                      TENDERED             EXISTING NOTES        NOTES TENDERED
==========================================  =====================   =====================   ================
==========================================  =====================   =====================   ================
------------------------------------------  ---------------------   ---------------------   ----------------
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                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Existing Notes, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

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
NAME OF FIRM:
  -------------------------------------           ---------------------------------------------
                                                  (AUTHORIZED SIGNATURE)

ADDRESS:
 --------------------------------------------     TITLE:
                                                  ---------------------------------------------

                                                  NAME:
---------------------------------------------     ---------------------------------------------
(ZIP CODE)                                        (PLEASE TYPE OR PRINT)

AREA CODE AND TELEPHONE NUMBER:                   DATE:
                                                  ---------------------------------------------

---------------------------------------------
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     NOTE: DO NOT SEND EXISTING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY.
EXISTING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.